Exhibit 23





                       Consent of Independent Accountants



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8(No. 333-21011) of FirstEnergy Corp. of our report dated June 20, 2003 relating to the financial statements of the FirstEnergy Corp. Savings Plan, which appears in this Form 11-K.




                                             /s/ PricewaterhouseCoopers LLP




Cleveland,OH
June 20, 2003